Patient Service Revenue	3 Months Ended
Mar. 31, 2014
Notes to Consolidated Financial Statements [Abstract]
Patient Service Revenue Text Block 1 [Text Block]

9. Sources of Revenue

Below is a table showing the sources of our U.S. patient service revenue (net of contractual allowance and discounts but before patient service bad debt provision), included in the Company's dialysis care revenue, for the three-months ended March 31, 2014 and 2013. Outside of the U.S., the Company does not recognize patient service revenue at the time the services are rendered without assessing the patient's ability to pay. Accordingly, the additional disclosure requirements introduced with ASU 2011-07 only apply to the U.S. patient service revenue.

	For the three months ended March 31,
	2014	2013

Medicare ESRD program	$1,094,338	$1,055,056
Private/alternative payors	947,477	914,397
Medicaid and other government sources	109,486	91,026
Hospitals	112,701	106,931
Total patient service revenue	$2,264,002	$2,167,410